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                                                                      EXHIBIT 21

            STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

                                                                       STATE OF
                  NAME OF SUBSIDIARY                                INCORPORATION
                  ------------------                                -------------
Stewart Title of Mobile, Inc. ...............................         Alabama
Guarantee Title Company LLC .................................         Alabama
Stewart Title of Anchorage ..................................         Alaska
Citizens Title & Trust ......................................         Arizona
Stewart Title & Trust of Phoenix, Inc. ......................         Arizona
Stewart Title of Southern Arizona ...........................         Arizona
Stewart National Title Services .............................         Arizona
Stewart Title & Trust of Tucson .............................         Arizona
Arkansas Title Insurance Company ............................         Arkansas
Bromstad Abstract ...........................................         Arkansas
First Arkansas Title Company ................................         Arkansas
Garland County Title Company ................................         Arkansas
Garland County Title LLC ....................................         Arkansas
Landata Inc. of Arkansas ....................................         Arkansas
Roy Pugh Abstract ...........................................         Arkansas
McDonald Abstract and Title Company .........................         Arkansas
Stewart Title of Arkansas ...................................         Arkansas
Tucker Abstract .............................................         Arkansas
Ultima ......................................................         Arkansas
Landata Airborne Systems, Inc. ..............................         California
API Properties Corporation ..................................         California
Asset Preservation, Inc. ....................................         California
Bay Area Title ..............................................         California
Cuesta Title Company ........................................         California
GlobeXplorer ................................................         California
GPMD, Inc. ..................................................         California
Granite Bay Holding Corp. ...................................         California
Granite Properties, Inc. ....................................         California
ICON Transaction Coordinators ...............................         California
Inter City ..................................................         California
Landata, Inc. of Los Angeles ................................         California
Landata, Inc. of the West Coast .............................         California
Nations Title Company .......................................         California
Online Documents, Inc. ......................................         California
Stewart Title of California, Inc. ...........................         California
Stewart Valuations ..........................................         California
Transaction Management Services, LLC ........................         California
WTI Properties, Inc. ........................................         California
Platte Valley Title .........................................         Colorado
Stewart Title Company of Colorado Springs ...................         Colorado
Stewart Title of Aspen, Inc. ................................         Colorado
Stewart Title of Denver, Inc. ...............................         Colorado
Stewart Title of Eagle County, Inc. .........................         Colorado
Stewart Title of Glenwood Springs, Inc. .....................         Colorado
Stewart Title of Larimer County, Inc. .......................         Colorado
Stewart Title of Pueblo .....................................         Colorado
Stewart Title of Steamboat Springs ..........................         Colorado
Stewart Water, L.L.C ........................................         Colorado
Western Colorado Title ......................................         Colorado
Sureclose of Colorado Springs, LLC ..........................         Colorado
Action Title Agency, Inc. ...................................         Florida
Acquire Corporation .........................................         Florida
Advance Homestead Title, Inc. ...............................         Florida

                                                                     (continued)

                                                                      EXHIBIT 21
                                                                      CONTINUED

            STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

                                                                       STATE OF
                  NAME OF SUBSIDIARY                                INCORPORATION
                  ------------------                                -------------
Bay Title Services, Inc. ......................................       Florida
Complete Title ................................................       Florida
Executive Title ...............................................       Florida
Manatee Pinellas Title Company ................................       Florida
MGS Holding Company LLC .......................................       Florida
New Century Title of Orlando ..................................       Florida
New Century Title of Sarasota .................................       Florida
New Century Title of Tampa ....................................       Florida
Premier Title Affiliates ......................................       Florida
Southern Title ................................................       Florida
Stewart Approved Title, Inc. ..................................       Florida
Stewart Acquire Land Title LLP ................................       Florida
Stewart Insurance Services, Inc. ..............................       Florida
Stewart Management Services ...................................       Florida
Stewart Title Company of Sarasota, Inc. .......................       Florida
Stewart Title of Clearwater, Inc. .............................       Florida
Stewart Title of the Four Corners .............................       Florida
Stewart Title of Jacksonville, Inc. ...........................       Florida
Stewart Title of Martin County ................................       Florida
Stewart Title of Northwest Florida ............................       Florida
Stewart Title of Orange County, Inc. ..........................       Florida
Stewart Title of Pensacola ....................................       Florida
Stewart Title of Pinellas, Inc. ...............................       Florida
Stewart Title of Tallahassee, Inc. ............................       Florida
Stewart Title of Tampa ........................................       Florida
Stewart Properties of Tampa ...................................       Florida
Stewart River City Title ......................................       Florida
SureClose of Florida, Inc. ....................................       Florida
Title Wave Title Services, LLC ................................       Florida
United Southern Title .........................................       Florida
Blaine County Title, Inc. .....................................       Idaho
Stewart Title Company of Boise, Inc. ..........................       Idaho
Stewart Title of Canyon County ................................       Idaho
Stewart Title of Couer d'Alene, Inc. ..........................       Idaho
Information Services of Illinois ..............................       Illinois
Landata Inc. of Illinois ......................................       Illinois
Stewart Title Company of Illinois .............................       Illinois
Stewart Title of Elkhart County ...............................       Indiana
Stewart Title Services of Central Indiana .....................       Indiana
Stewart Title Services of Indiana, Inc. .......................       Indiana
Stewart Title Services of Northwest Indiana, LLC ..............       Indiana
Title Search Services, LLC ....................................       Indiana
Stewart Title Services of Hancock County ......................       Indiana
Current Logistics .............................................       Indiana
McPherson County Abstract & Title Company, Inc. ...............       Kansas
Stewart Title of Louisiana, Inc. ..............................       Louisiana
Preferred Title, LLC ..........................................       Maine
Cambridge Landata, Inc. .......................................       Maryland
Stewart Title Company of Maryland .............................       Maryland
Smart Choice Settlements of Maryland ..........................       Maryland
Stewart Title of Detroit, Inc. ................................       Michigan
Stewart Title of Minnesota, Inc. ..............................       Minnesota

                                                                     (continued)

                                                                      EXHIBIT 21
                                                                      CONTINUED

            STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

                                                                        STATE OF
                  NAME OF SUBSIDIARY                                  INCORPORATION
                  ------------------                                  -------------
Remerica Title Group LLC .................................            Minnesota
Stewart Title of Minnesota, Inc. .........................            Minnesota
Stewart Title of Mississippi .............................            Mississippi
Stewart Title, Inc. ......................................            Missouri
Sureclose of Kansas City .................................            Missouri
GBS Holding ..............................................            Missouri
Gold Title Agency LLC ....................................            Missouri
Stewart Title of Bozeman, LLC ............................            Montana
Stewart Title of Great Falls, LLC ........................            Montana
Stewart Title of Montana .................................            Montana
Stewart Title of Ravalli County, LLC .....................            Montana
Surety Title, LLC ........................................            Montana
Stewart Title of Carson City .............................            Nevada
Stewart Title of Fallon ..................................            Nevada
Stewart Title of Douglas County ..........................            Nevada
Stewart Title of Nevada ..................................            Nevada
Stewart Title of Northeastern Nevada .....................            Nevada
Stewart Title of Northern Nevada .........................            Nevada
East Coast Title .........................................            New Hampshire
Professional Title Agency ................................            New Hampshire
Stewart Title of Northern New England ....................            New Hampshire
Accredited Title .........................................            New Hampshire
Preferred Title ..........................................            New Hampshire
Parsippany-Stewart Title Agency, LLC .....................            New Jersey
Stewart Title of Bergen County ...........................            New Jersey
Stewart Title of Central Jersey, Inc. ....................            New Jersey
Stewart-Princeton Abstract ...............................            New Jersey
Your Town Title Agency ...................................            New Jersey
Santa Fe Abstract Limited ................................            New Mexico
Stewart Title Limited ....................................            New Mexico
Stewart Title of Valencia ................................            New Mexico
River City Abstract, L.L.C ...............................            New York
Tristate Title Agency LLC ................................            New York
Land Data Associates, Inc. ...............................            New York
Stewart Title Insurance Company ..........................            New York
Stewart Title of the Carolinas, LLC ......................            North Carolina
Stewart Title of North Carolina, Inc. ....................            North Carolina
Stewart Title of the Piedmont ............................            North Carolina
Union Commerce Title Company LLC .........................            North Carolina
Red River Title Services .................................            North Dakota
Advance Land Title .......................................            Ohio
Agency Title, Ltd. .......................................            Ohio
National Land Title Insurance Company ....................            Ohio
Stewart Fine Homes Title Agency LLC ......................            Ohio
Stewart Home Builders Title Agency LLC ...................            Ohio
Stewart Home First Title Agency LLC ......................            Ohio
Stewart Residential Title ................................            Ohio
Stewart Service Center ...................................            Ohio
Stewart Stoneridge Title .................................            Ohio
Public Title .............................................            Ohio
Stewart Title Agency of Columbus, Ltd. ...................            Ohio
Stewart Title Agency of East Central Ohio ................            Ohio

                                                                     (continued)

                                                                      EXHIBIT 21
                                                                      CONTINUED

            STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

                                                                      STATE OF
                  NAME OF SUBSIDIARY                               INCORPORATION
                  ------------------                               -------------
Stewart Title Agency of Licking County .......................      Ohio
Stewart Title Agency of Ohio, Inc. ...........................      Ohio
STMI Title ...................................................      Ohio
Third Capital Title Agency of Greater Cincinnati LLC .........      Ohio
Landata Research .............................................      Oklahoma
Stewart Abstract & Title Co. of Oklahoma .....................      Oklahoma
Stewart Escrow & Title Services of Lawton ....................      Oklahoma
Stewart Title Insurance Company of Oregon ....................      Oregon
Stewart Title of Oregon ......................................      Oregon
Americlose, LLC ..............................................      Pennsylvania
Stewart Title of Rhode Island, Inc. ..........................      Rhode Island
Acceptance Title .............................................      Tennessee
Alliance Title East ..........................................      Tennessee
Classic Title ................................................      Tennessee
Community Land Title .........................................      Tennessee
Cumberland ...................................................      Tennessee
Elite Title ..................................................      Tennessee
Express Title ................................................      Tennessee
Faithway Title ...............................................      Tennessee
First Data Systems, Inc. .....................................      Tennessee
First Land Title .............................................      Tennessee
Hillwood Title LLC ...........................................      Tennessee
NBC Title ....................................................      Tennessee
Performance Title ............................................      Tennessee
PMG LLC ......................................................      Tennessee
Professional Title LLC .......................................      Tennessee
RE Title .....................................................      Tennessee
Service Title ................................................      Tennessee
Services Management Company ..................................      Tennessee
Stewart Title of Western Tennessee ...........................      Tennessee
Statewide Title ..............................................      Tennessee
Titan Land Title .............................................      Tennessee
Title Connection .............................................      Tennessee
TN Home Builders .............................................      Tennessee
United Title .................................................      Tennessee
Advance Title Company ........................................      Texas
Cameron County Title .........................................      Texas
CHADCO .......................................................      Texas
Dominion Title LLC ...........................................      Texas
Dominion Title of Dallas .....................................      Texas
East-West, Inc. ..............................................      Texas
Electronic Closing Services, Inc. ............................      Texas
Fulghum, Inc. ................................................      Texas
GC Acquisition, Inc. .........................................      Texas
General American Resources ...................................      Texas
Gracy Title Co., L.C .........................................      Texas
Landata Field Services .......................................      Texas
Landata Geo Services, Inc. ...................................      Texas
Landata Group, Inc. ..........................................      Texas
Landata Information Services .................................      Texas
Landata Resource .............................................      Texas
Landata Site Services ........................................      Texas

                                                                     (continued)

                                                                      EXHIBIT 21
                                                                      CONTINUED

            STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

                                                                       STATE OF
                  NAME OF SUBSIDIARY                                INCORPORATION
                  ------------------                                -------------
Landata Systems, Inc. .......................................         Texas
Landata Technologies ........................................         Texas
Medina County Title .........................................         Texas
Millennium Title ............................................         Texas
Nacogdoches Abstract & Title ................................         Texas
New Century Title of Dallas .................................         Texas
National Order Center .......................................         Texas
Ortem Investments, Inc. .....................................         Texas
Premier Title of Dallas .....................................         Texas
Premier Title, L.C ..........................................         Texas
Primero, Inc. ...............................................         Texas
Priority Title - Dallas .....................................         Texas
Priority Title - Houston ....................................         Texas
Realty Bid ..................................................         Texas
Rodeo Palms .................................................         Texas
Stewart Financial Services ..................................         Texas
Stewart Geospatial Solutions, Inc. ..........................         Texas
Stewart Information International, Inc. .....................         Texas
Stewart Investment Services Corporation .....................         Texas
Stewart Mortgage Information Company ........................         Texas
Stewart Title Austin, Inc. ..................................         Texas
Stewart Title Company .......................................         Texas
Stewart Title Company of Rockport, Inc. .....................         Texas
Stewart Title Guaranty Company ..............................         Texas
Stewart Title of Corpus Christi .............................         Texas
Stewart Title of Eagle Pass .................................         Texas
Stewart Title of Lubbock, Inc. ..............................         Texas
Stewart Title of Midland LLC ................................         Texas
Stewart Title of Montgomery County ..........................         Texas
Stewart Title of North Texas ................................         Texas
Stewart Title of Texarkana ..................................         Texas
Stewart Transfer Services ...................................         Texas
Stewart Trust Company .......................................         Texas
Titles, Inc. ................................................         Texas
Stewart Title of Wichita Falls ..............................         Texas
U.S. Title of Wichita County, Ltd. ..........................         Texas
Landata, Inc. of Utah .......................................         Utah
Cedar Run Title & Abstract ..................................         Virginia
Attorneys Title LLC .........................................         Virginia
Commercial Title Agency LLC .................................         Virginia
Greenbrier Title, LLC .......................................         Virginia
Howell Title, LLC ...........................................         Virginia
Land Title Research, Inc. ...................................         Virginia
Potomac Title & Escrow ......................................         Virginia
Resource Title, LLC .........................................         Virginia
Signature & Stewart Settlements, L.C ........................         Virginia
Smart Settlements, L.C ......................................         Virginia
Stewart Title of Shenandoah Valley, L.C .....................         Virginia
Stewart Title & Settlement Services, Inc. ...................         Virginia
Stewart Title and Escrow, Inc. ..............................         Virginia
Wetherbune Title LLC ........................................         Virginia
Charter Title Insurance Company .............................         Washington

                                                                     (continued)

                                                                      EXHIBIT 21
                                                                      CONTINUED

            STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

                                                                   STATE OF
                  NAME OF SUBSIDIARY                            INCORPORATION
                  ------------------                            -------------
Security Title ........................................       Washington
Stewart Title of Kittitas County ......................       Washington
Stewart Title of Snohomish ............................       Washington
Stewart Title of Washington ...........................       Washington
Stewart Title of Ferry County .........................       Washington
Stewart Title of Tacoma, Inc. .........................       Washington
Stewart Title of Western Washington ...................       Washington
Accurate Title ........................................       Wisconsin
Sheboygan Abstract & Title Services ...................       Wisconsin
Sheboygan Title Services, Inc. ........................       Wisconsin
Stewart Title of Gillette, Inc. .......................       Wyoming

                             INTERNATIONAL

Landata Inc. of Belize ................................       Belize
Hato Rey Insurance Agency, Inc. .......................       Puerto Rico
San Juan Abstract Company .............................       Puerto Rico
Stewart Costa Rica ....................................       Costa Rica
Stewart Dominica ......................................       Dominican Republic
Stewart Latin America .................................       Costa Rica
Stewart Title Guaranty de Mexico, ABC .................       Mexico
Stewart Data Slovakia .................................       Slovakia
Stewart Title Insurance Company Limited ...............       United Kingdom
Stewart Title of Great Britain ........................       United Kingdom
Stewart Geospatial Solutions ..........................       Texas
Stewart International Informacije .....................       Slovenia